Consolidated Statements of Operations (USD $)	3 Months Ended	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2011
Expenses:
General and administrative	$ 122,692	$ 199,978
Net Loss	$ (122,692)	$ (199,978)
Weighted average number of common shares outstanding:
Basic (in shares)	20,000	20,000
Diluted (in shares)	20,000	20,000
Net loss per common share:
Basic and diluted (in dollars per share)	$ (6.13)	$ (10.00)